Exhibit 3.23

DEAN HELLER Secretary of State 206 North Carson Street Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Incorporation

(PURSUANT TO NRS 78)

Important: Read attached instructions before completing form.	ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	JDI Holdings, Inc.

2. Resident Agent	The Corporation Trust Company of Nevada
Name and Street	Name
Address:
(must be a Nevada address	6100 Neil Road, Suite 500, Reno, NEVADA 89511
where process may be	Street Address City Zip Code
served)
________________________________________________, _________ ________________
Optional Mailing Address City State Zip Code
3. Shares:
(number of shares
corporation	Number of shares Number of shares
authorized to issue)	with par value: 75,000 Par value: $ .001 without par value: – 0 –

4. Names &	1. William A. Uelmen
Addresses, of Board of	Name
Directors/Trustees:	3993 Howard Hughes Parkway, #100 Las Vegas NV 89109
(attach additional, page if	Street Address City State Zip Code
there is more than 3 directors/trustees)

2. Christian E. Schmidt
Name
c/o 8310 16th Street Sturtevant, WI 53177
Street Address City State Zip Code

3. Andrew J. Warren
Name
c/o 8310 16th Street Sturtevant, WI 53177
Street Address City State Zip Code

5. Purpose:	The purpose of this Corporation shall be:
(optional-see instructions)

6. Names, Address	Timothy P. Reardon, Esq. /s/ Timothy P. Reardon
and Signature of	Name Signature
Incorporator:	Reinhart Boerner Van Deuren
(attach additional, page if	1000 North Water Street, #2100 Milwaukee, WI 53202
there is more than 1	Address City State Zip Code
incorporator)

7. Certificate of	I hereby accept appointment as Resident Agent for the above named corporation.
Acceptance of	The Corporation Trust Company of Nevada
Appointment of	By: Illegible 12/23/03
Resident Agent:	Assistant Secretary Date
on behalf of R.A. Company

This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State Form 78 ARTICLES.2003
Revised on: 11/21/03

Page: 1 Document Name: untitled

NAME: JDI HOLDINGS, INC.

FILE TYP/NR C         32097-2003 ST NEVADA                                     INC ON DEC 23, 2003 FOR PERPETUAL

STATUS:	ARTICLES FILED	: 12-23-03	NUMBER OF PAGES FILED:	1 PXE
TYPE:	REGULAR
PURPOSE:	ALL LEGAL ACTIVITIES
	75.00 FED		CAPITAL:	$75,000
PAR SHRS:	75,000	PAR VAL: $.001	NR NO PAR SHRS:
RA NBR: 5482

                NO OFFICERS LISTED                                                      ARTICLES F

RA             CORPORATION TRUST COMPANY OF NEVADA STE 500                 ACCEPTED 122303

    6100 NEIL ROAD                                                          RENO                                     NV 89511

FILER CT CORPORATION SYSTEM

    208 S   LA SALLE ST                                                    CHICAGO                              IL 60604

CMD?

PA1=MENU                                 PF2=NEXT CORP     PF5=END INQ                                              PF7=LOOKUP

(PROFIT) INITIAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF	FILE NUMBER
JDI Holdings, Inc.	C32097-2003
(Name of Corporation)

FOR THE FILING PERIOD OF                                                   TO

The corporation’s duly appointed resident agent in the State of Nevada upon whom process can be served is:

The Corporation Trust Company of Nevada, 6100 Neil Road, Suite 500, Reno, Nevada 89511

☐  CHECK BOX If YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

Important: Read instructions before completing and returning this form.	THE ABOVE SPACE IS FOR OFFICE USE ONLY

1.	Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. Have an officer sign the term. FORM WILL BE RETURNED IF UNSIGNED

2.	If there are additional directors attach a list of them to this form.

3.	Return the completed form with the $125.00 filling fee. A $75.00 penalty must be added for failure to file this form by the last day of first month following the incorporation/initial registration with this office.

4.	Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.

5.	Return the completed form to: Secretary of State. 202 North Carson Street, Carson City, NV 39701-4201, (775) 684-5708.

6.	Form must be in the possession of the Secretary of State on or before the last day of the first month following the incorporation/initial registration data. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

FILING FEE: $125.00         LATE PENALTY: $75.00

CHECK ONLY IF APPLICABLE:

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME		TITLE(S)	(OR EQUIVALENT OF)
William A. Uelman		PRESIDENT

ADDRESS	CITY	ST	ZIP
3993 Howard Hughes Parkway, Suite 100, Las Vegas,		NV	89109

NAME		TITLE(S)
Andrew J. Warren		SECRETARY	(OR EQUIVALENT OF)

ADDRESS	CITY	ST	ZIP
8310 16th Street Sturtevant		WI	53177

NAME		TITLE(S)
Christian E. Schmidt		TREASURER	(OR EQUIVALENT OF)

ADDRESS	CITY	ST	ZIP
8310 16th Street Sturtevant		WI	53177

NAME		TITLE(S)
See attached.		DIRECTOR

ADDRESS	CITY	ST	ZIP

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

Signature of Officer	/s/ Andrew J. Warren	Title	Secretary	Date	1/27/04
Nevada Secretary of State Form INITIAL LIST-PROFIT 2003 Revised on: 11/12/03

Attachment to

(Profit) Initial List of Officers, Directors and Resident Agent of

JDI Holdings, Inc.

List of Directors.

Name	Address
William A. Uelman	3993 Howard Hughes Parkway, Suite 100 Las Vegas, NV 89109

Andrew J. Warren	8310 16th Street Sturtevant, WI 53177

Christian E. Schmidt	8310 16th Street Sturtevant, WI 53177